                 U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.

                                FORM 8-K/A
                              CURRENT REPORT

                         Amendment No. 1

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                               March 5, 1997
               ------------------------------------------------
               Date of Report (date of earliest event reported)

                        SIMPLEX MEDICAL SYSTEMS, INC.
             ----------------------------------------------------
             Exact name of Registrant as Specified in its Charter

        Colorado                  0-28154                84-1337504
---------------------------    ---------------  ---------------------------
State or Other Jurisdiction    Commission File  IRS Employer Identification
     of Incorporation              Number                   Number

             430 Ansin Boulevard, Suite G, Hallandale, Florida  33009
            ----------------------------------------------------------
            Address of Principal Executive Offices, Including Zip Code

                                 (954) 455-0110
                --------------------------------------------------
                Registrant's Telephone Number, Including Area Code

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The following financial statements for Simplex Medical Systems, Inc. and Subsidiary for the year ended December 31, 1996 and for the period from June 6, 1995 (date of inception) to December 31, 1995 are filed herewith:

                                                                   Page
Report of Independent Auditors .................................    F-1

Financial Statements:
  Consolidated Balance Sheets ..................................    F-2
  Consolidated Statements of Operations ........................    F-3
  Consolidated Statements of Changes in Stockholders' Equity ...    F-4
  Consolidated Statements of Cash Flows ........................    F-5

Notes to the Consolidated Financial Statements ................. F-6 to F-12

     (b) PROFORMA FINANCIAL INFORMATION. The pro forma financial information is filed herewith:

Pro Forma Consolidated Balance Sheet                                S-1
Pro Forma Condensed Consolidated Statement of Earnings              S-2
Notes to Pro forma condensed Financial Statements                   S-3

     (c)  EXHIBITS.

          Exhibit 10 Share Exchange Agreement between Music Tones Ltd. and Simplex Medical Systems, Inc.*
_______________
*Previously filed

                          MILLWARD & CO., CPAs

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors
Simplex Medical Systems, Inc. and Subsidiary
Hallandale, Florida

We have audited the accompanying consolidated balance sheets of Simplex Medical Systems, Inc. and Subsidiary as of December 31, 1996 and 1995, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the year ended December 31, 1996 and for the period June 6, 1995 (date of inception) to December 31, 1995. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Simplex Medical Systems, Inc. and Subsidiary as of December 31, 1996 and 1995 and the results of its operations and its cash flows for the year ended December 31, 1996 and for the period June 6, 1995 (date of inception) to December 31, 1995, in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that Simplex Medical Systems, Inc. and Subsidiary will continue as a going concern. As more fully described in Note 3, the Company has incurred operating losses and the accompanying consolidated balance sheet reflects an accumulated deficit of $495,952. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

/s/ Millward & Co.
Millward & Co. CPAs
Fort Lauderdale, Florida
May 16, 1997

                 SIMPLEX MEDICAL SYSTEMS, INC. AND SUBSIDIARY
                         CONSOLIDATED BALANCE SHEETS
                                 December 31,

                                                   1996           1995
                                                ----------     ----------
ASSETS

CURRENT ASSETS
 Cash                                           $  53,849      $  79,441
 Accounts Receivable (net of allowance
  for uncollectible accounts of $2,321
  for 1996 and 1995)                                3,416            808
 Inventory                                        140,827          9,086
                                                ---------      ---------
    Total Current Assets                          198,092         89,335

Property, Plant and Equipment, at cost
 (Net of accumulated depreciation and
  amortization of $25,804 and $50 in 1996
  and 1995, respectively)                         111,316            925
Patents (Net of accumulated amortization of
 $504 and $29 in 1996 and 1995, respectively)      18,508            825
Deposits                                            5,580          3,392
                                                ---------      ---------
    Total Assets                                $ 333,496      $  94,477

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
 Accounts Payable and Accrued Liabilities       $  24,062      $  39,768
 Current Portion of Note Payable                    2,654          5,500
 Customer Deposits                                138,799        110,434
                                                ---------      ---------
    Total Current Liabilities                     165,515        155,702

LONG-TERM DEBT
 Notes Payable, Net of Current Portion              4,986              -

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIT
 Common Stock (Par Value $.0001, Authorized
  10,000,000 Shares, Issued and Outstanding
  3,453,000 Shares in 1996 and 876,125 Shares
  in 1995)                                            345             87
 Preferred Stock (Par Value $.0001, Authorized
  1,000,000 Shares, None Issued and Outstanding)        -              -
 Additional Paid-in Capital                       658,602              -
 Accumulated Deficit                             (495,952)       (61,312)
                                                ---------      ---------
    Total Stockholders' Equity (Deficit)          162,995        (61,225)
                                                ---------      ---------
    Total Liabilities and Stockholders' Equity  $ 333,496      $  94,477

The accompanying notes are an integral part of these consolidated financial statements.

                 SIMPLEX MEDICAL SYSTEMS, INC. AND SUBSIDIARY
                     CONSOLIDATED STATEMENT OF OPERATIONS
            For the Year Ended December 31, 1996, and for the Period
             June 6, 1995 (Date of Inception) to December 31, 1995

                                                   1996           1995
                                                ----------     ----------
REVENUES - Net                                  $  25,840      $  22,130

COST OF GOOD SOLD                                  25,269          9,908
                                                ---------      ---------

GROSS PROFIT                                          571         12,222
                                                ---------      ---------

OPERATING EXPENSES
 Selling, General and Administrative Expenses     403,049         72,949
 Depreciation and Amortization Expense             26,229             79
                                                ---------      ---------
    Total Operating Expenses                      429,278         73,028

OPERATING LOSS                                   (428,707)       (60,806)
                                                ---------      ---------

OTHER INCOME (EXPENSE)
 Other Income                                         536              -
 Interest Expense                                  (6,469)          (506)
                                                ---------      ---------
    Total Other Income (Expense)                   (5,933)          (506)
                                                ---------      ---------

NET LOSS                                        $(434,640)     $ (61,312)
                                                ---------      ---------
Weighted Average Number of Common Shares
Outstanding                                     2,866,651        876,125
                                                ---------      ---------
NET LOSS PER COMMON SHARE                       $   (0.15)     $   (0.07)

The accompanying notes are an integral part of these consolidated financial statements.

                        SIMPLEX MEDICAL SYSTEMS, INC. AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                  For the Year Ended December 31, 1996 and for the Period
                   June 6, 1996 (Date of Inception) to December 31, 1995

                                                                              TOTAL
                                                                              STOCK-
                                 COMMON STOCK                    ACCUMU-      HOLDERS'
                              ------------------    PAID-IN      LATED        EQUITY
ANALYTE DIAGNOSTICS, INC.       ISSUED    AMOUNT    CAPITAL      DEFICIT     (DEFICIT)
-------------------------     ---------   ------   ---------   ----------   ----------
Common Stock Issued on
 July 29, 1995               24,750,000   $2,475   $      -    $       -    $   2,475
1 for 200 Reverse Stock
 Split October 31, 1995     (24,626,250)  (2,462)         -            -       (2,462)
Merger on October 31,
 1995 of Analyte Diagnos-
 tics, Inc. into Simplex
 Medical Systems, Inc.         (123,750)     (13)         -            -          (13)

SIMPLEX MEDICAL SYSTEMS,
  INC. AND SUBSIDIARY
------------------------
Issuance of One Share
 Simplex Medical Systems,
 Inc. $.0001 Common Stock
 for Each Two Shares of
 Analyte Diagnostics, Inc.
 Common Stock on October
 31, 1995                        61,875        6          -            -            6
Shares Issued for Cash        1,053,625      105          -            -          105
Cancellation of Stock          (239,375)     (24)         -            -          (24)
Net Loss                              -        -          -      (61,312)     (61,312)
                            -----------   ------   --------    ---------     --------
Balance, December 31, 1995      876,125       87          -      (61,312)     (61,225)

Shares Issued for Cash
 at Par                          16,475        2          -            -            2
Shares Issued for Equipment     214,375       21     53,198            -       53,219
Issuance of Shares for
 Private Placement              619,525       62    605,577            -      605,639
Shares Issued for 2 for 1
 Stock Split                  1,726,500      173       (173)           -            -
Net Loss                              -        -          -     (434,640)    (434,640)
                            -----------   ------   --------    ---------     --------
Balance, December 31, 1996    3,453,000   $  345   $658,602    $(495,952)    $162,995

The accompanying notes are an integral part of these consolidated financial statements.

                 SIMPLEX MEDICAL SYSTEMS, INC. AND SUBSIDIARY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
            For the Year Ended December 31, 1996, and for the Period
             June 6, 1995 (Date of Inception) to December 31, 1995

                                                   1996           1995
                                                ----------     ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net Loss                                       $(434,640)     $(61,312)
 Adjustments to Reconcile Net Loss to Net
  Cash Used in Operating Activities:
   Depreciation and Amortization                   26,229            79
   Changes in Operating Assets and
    Liabilities
     Accounts Receivable                           (2,608)         (808)
     Inventory                                   (131,741)       (9,086)
     Deposits                                      (2,188)       (3,392)
     Accounts Payable and Accrued Liabilities     (15,706)       39,768
     Other Current Liabilities                          -         5,500
     Customer Deposits                             28,365       110,434
                                                ---------      --------
Net Cash (Used in) Provided by Operating
 Activities                                      (532,289)       81,183
                                                ---------      --------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Proceeds from Private Placement                  605,641            87
 Acquisition of Fixed Assets and Patents         (101,084)       (1,829)
 Payment of Notes Payable to Stockholders          (5,500)            -
                                                ---------      --------
Net Cash Provided by (Used in) Investing
 Activities                                       499,057         1,742
                                                ---------      --------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds of Notes Payable                          7,640             -
                                                ---------      --------
Net Cash Provided by Financial Activities           7,640             -
                                                ---------      --------
Net (Decrease) Increase in Cash                   (25,592)       79,441
Cash - Beginning of Period                         79,441             -
                                                ---------      --------
Cash - End of Period                            $  53,849      $ 79,441

SUPPLEMENTAL DISCLOSURES:
 Interest Paid - Cash Basis                     $   6,469      $    506
 Taxes                                          $       -      $      -

SUPPLEMENTAL DISCLOSURES OF NON CASH
 INVESTING ACTIVITIES
  Issuance of Common Stock for Equipment        $  53,219      $      -

The accompanying notes are an integral part of these consolidated financial statements.

                SIMPLEX MEDICAL SYSTEMS, INC. AND SUBSIDIARY
                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 1996 and 1995

NOTE 1 - ORGANIZATION

The Company, Simplex Medical Systems, Inc., was formed on September 15, 1995 and is engaged in the development, acquisition, marketing and manufacture of medical diagnostic products, biologic products for blood banking, bulk pharmaceuticals and specialty chemicals. The financial statements include the accounts of the Company's subsidiary, Analyte Diagnostics, Inc., from the date of its inception, June 6, 1995.

Analyte Diagnostics, Inc., a predecessor corporation, was acquired by Simplex Medical Systems, Inc. on October 31, 1995 with all account balances recorded at cost. At the time, the Company had a 1 to 200 reverse stock split. Subsequently, the Company had a 2 for 1 stock split. All share references give effect to the post split plans.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of Simplex Medical Systems, Inc. and its wholly owned subsidiary, Analyte Diagnostics, Inc. All intercompany accounts and transactions have been eliminated in consolidation.

Inventory

Inventory for sale is recorded at cost. Inventory is valued at the lower of cost (first-in, first-out) or market.

Property, Plant and Equipment

Property, Plant and Equipment, are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, which range from 3 to 7 years. Expenditures for maintenance and repairs are charged against operations as incurred.

Income Taxes

The Company accounts for income taxes under the liability method in accordance with Statement of Financial Accounting Standards No. 109 Accounting for Income Taxes. Deferred income taxes are determined based upon the difference between the financial statement carrying amount and the tax basis of assets and liabilities using tax rates expected to be in effect in the years in which the differences are expected to reverse.

Revenue Recognition

Revenue from sales is recognized upon shipment to the customer.

                SIMPLEX MEDICAL SYSTEMS, INC. AND SUBSIDIARY
                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                         December 31, 1996 and 1995

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Impairment of Long-Lived Assets:

The Company adopted Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and For Long-Lived Assets to be Disposed Of ("SFAS 121") in 1996. SFAS 121 establishes accounting standards for recording the impairment of long-lived assets, certain identifiable intangibles, and goodwill related to those assets to be held and used and for long-lived assets and certain identifiable intangibles to be disposed of. The adoption of SFAS 121 did not have a material impact on the Company s financial position or results of it operations.

Stock Based Compensation:

The Company adopted SFAS No. 123, "Accounting for Stock-Based Compensation" in 1996. SFAS 123 allows either the adoption of a fair value method of accounting for stock-based compensation plans or continuation of accounting under Accounting Principles Board ("APB") Opinion No. 25 Accounting For Stock Issued To Employees, and related interpretations with supplemental disclosures. The Company has chosen to account for all stock based arrangements under which employees receive shares of the Company s stock under APB 25 and make the related disclosures under SFAS 123. Since the method of accounting prescribed under SFAS 123 is not to be applied to options granted prior to January 1, 1995 there is no resulting pro forma compensation cost to be disclosed.

Recently Issued Accounting Standards:

In June 1996, the FASB issued Statement of Financial Accounting Standards No. 125 ("SFAS 125"), Accounting for Transfer of Servicing of Financial Assets and Extinguishing of Liabilities". SFAS 125 provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996 and is to be prospectively applied. The Company believes that the adoption of SFAS 125 will not have a material impact on its financial statements.

Financial Instruments and Concentration of Credit Risk

Financial instruments which potentially subject the Company to concentrations of credit risk are primarily cash and accounts receivable. The Company invests its excess cash in high quality short-term liquid money market instruments with major financial institutions and the carrying value approximates market value. The Company does not have significant trade receivables.

The Company believes it is not exposed to any significant credit risk on cash and/or accounts receivable.

                SIMPLEX MEDICAL SYSTEMS, INC. AND SUBSIDIARY
                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                          December 31, 1996 and 1995

NOTE 3 - BASIS OF PRESENTATION AND CONTINUED EXISTENCE

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. Since inception, the Company has experienced losses aggregating $495,952 and has been dependent upon loans form stockholders and other third parties in order to satisfy operations to date. Management believes that funds from a private placement and funds generated from operations will provide the Company with sufficient cash flow resources to fund the operations of the Company. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the possible inability of the Company to continue as a going concern.

NOTE 4 - INVENTORY

Inventory consists of $140,827 and $9,086 of raw materials as of December 31, 1996 and 1995, respectively.

NOTE 5 - PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consists of the following at December 31, 1996 and 1995:
                                                  1996           1995
                                                ---------      --------
     Computer Equipment                         $  11,215      $    975
     Office Furniture and Equipment                 4,512             -
     Shop Equipment                                80,579             -
     Computer Software                              1,140             -
     Molds                                         39,674             -
                                                ---------      --------
     Total Equipment                              137,120           975
     Less: Accumulated Depreciation               (25,804)          (50)
     Total Property, Plant and Equipment        $ 111,316      $    925

Depreciation expense amounted to $25,754 and $50 for the year ended December 31, 1996 and for the period June 6, 1995 (date of inception) to December 31, 1995, respectively.

                SIMPLEX MEDICAL SYSTEMS, INC. AND SUBSIDIARY
                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 1996 and 1995

NOTE 6 - NOTES PAYABLE EQUIPMENT
                                                      December 31,
                                                -----------------------
                                                  1996           1995
                                                ---------      --------
Notes payable to stockholders consists of the following:

Note payable equipment with interest at 18%
and monthly payments of $318 maturing July
1999, secured by equipment.                     $  7,640      $  5,500

Less: Current Portion                             (2,654)       (5,500)
                                                --------      --------
                                                $  4,986      $      -

Interest expense for the year ended December 31, 1996 and for the period June 6, 1995 (date of inception) to December 31, 1995, amounted to $6,469 and $506, respectively.

NOTE 7 - INCOME TAXES

To date the Company has incurred tax operating loses and therefore has generated no income tax liabilities. As of December 31, 1996 the Company has generated net operating loss carryforwards totaling $495,952 which are available to offset future taxable income, if any, through 2011. As utilization of such an operating loss for tax purposes is not assured, the deferred tax asset has been fully reserved through the recording of a 100% valuation allowance.

The components of the net deferred tax asset are as follows:

                                                      December 31,
                                                -----------------------
                                                  1996           1995
                                                ---------      --------
       Deferred Tax Assets:
         Net Operating Loss Carryforward        $ 147,778      $ 20,846
       Valuation Allowance                       (147,778)      (20,846)
                                                ---------      --------
       Net Deferred Tax                         $       -      $      -

                SIMPLEX MEDICAL SYSTEMS, INC. AND SUBSIDIARY
                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 1996 and 1995

NOTE 7 - INCOME TAXES (Continued)

Based on the acquisition described in Note 11 the utilization of the net operating loss carryforwards and credits after the merger will be limited by the separate return limitation year and change of ownership provisions of the Internal Revenue Code. As of December 31, 1996, the losses of the Company are not subject to any limitation pursuant to the Internal Revenue Code.

NOTE 8 - COMMITMENTS

Leases

The Company is currently renting office space in Hialeah, Florida. Pursuant to a lease which expires August 1997. Rent Expense for the years ended December 31, 1996 and for the period June 6, 1995 (date of inception) to December 31, 1995 amounted to $27,418 and $8,480, respectively.

NOTE 9 - STOCKHOLDERS' EQUITY

Stock Issuances

Shares Sold

In December 1995, the Company sold 839,725 shares at par value or $.0001 per share pursuant to an subscription agreement of which 16,475 shares were issued in 1996.

Private Placement

During 1996 the Company completed a private placement of 619,525 shares of common stock at $1 per shares and received net proceeds of $605,639.

Shares Used for Equipment

In February 1996, Simplex-Florida issued 214,375 shares of its common stock to a director of the company in exchange for his 100% interest in a private company which was not active which manufactured specialty chemicals for the pharmaceutical and agricultural industries. The Company received primarily laboratory equipment as a result of this acquisition. The Corporation has been recorded at the fair value of assets acquired.

                SIMPLEX MEDICAL SYSTEMS, INC. AND SUBSIDIARY
                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 1996 and 1995

NOTE 9 - STOCKHOLDERS' EQUITY (Continued)

Stock Option Plans

The Company maintains two stock option plans, the 1995 Stock Incentive Plan and the Simplex Medical, Inc. Directors Stock Option Plan. Both plans provide for the granting of both incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986 and options that do not qualify under
Section 422 of the Internal Revenue Code of 1986. 250,000 shares of common stock are reserved for issuance pursuant to these two plans. The maximum option term is 10 years at an option price not less than the market value of the common stock on the date the option is granted or 110% of the market value of the common stock on the date the option is granted to persons owning more than 10% of the voting stock of the Company. No shares have been granted pursuant to the Plan.

NOTE 10 - LEGAL PROCEEDINGS

The Company has signed an agreement with Technical Chemical and Products, Inc. ("TCPI") where TCPI has agreed to purchase a twenty- percent equity interest in the Company. In consideration for this agreement, the Company and TCPI entered into a Joint Development Agreement through which the Company has acquired licenses to certain patented and proprietary membrane technologies of TCPI. The Company and TCPI are to share equally in the profits of the jointly developed products. Also, TCPI agreed to pay the Company a non-recurring fee of $600,000 to support the Company's R&D efforts which contribution is payable out of 50% of the net profits realized by TCPI on orders from the Company.
The Company has reserved 25,000 shares for issuance to TCPI in accordance with the joint development agreement. On July 3, 1996 TCPI filed action against Simplex and four others alleging us of TCPI trade secrets relating to HIV test Kits. Such allegations have been settled for $3,050. The Company is currently awaiting a formal settlement agreement.

The Company's subsidiary, Analyte Diagnostics, Inc., has been named as one of six co-defendants in a lawsuit filed by the Company's principle scientist's previous employer, Americare Transtech, Inc. The litigation involves the rights to the patent of the Company's saliva sample collection system. The Company feels the litigation is without merit.

A distributor for the Company has instituted suit against the Company alleging improprieties on connection with a distribution agreement. The Company maintains that the suit was frivolous and that the distributor breached the agreement. The case was subsequently dismissed, however the agreement provides for arbitration and the distributor may pursue such a forum in the future.

                SIMPLEX MEDICAL SYSTEMS, INC. AND SUBSIDIARY
                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                          December 31, 1996 and 1995

NOTE 11   SUBSEQUENT EVENTS

On March 5, 1997, the shareholders of the Company received 3,453,000 shares of the outstanding common stock of Music Tones, Ltd., a publicly traded inactive company in exchange for 3,453,000 shares of the Company s Common Stock. In connection with the closing of this transaction, several current shareholders of Music Tones, Ltd., submitted for cancellation a total of 31,953,000 shares of common stock. As a result, after the acquisition of the Company, there are a total of 7,500,000 Music Tones, Ltd. shares outstanding of which the shareholders of the Company will own 46.04% of the outstanding shares.

The transaction is expected to be treated as a reverse acquisition whereby the Company (Simplex) is deemed to be the acquirer.

                 PRO FORMA FINANCIAL INFORMATION
                        MUSIC TONES, LTD.
               PRO FORMA CONSOLIDATED BALANCE SHEET
                        December 31, 1996
                           (Unaudited)

                                             Music
          ASSETS                           Tones, Ltd.   Simplex    Pro Forma
                                           ----------   ---------   ---------
CURRENT ASSETS
  Cash and Cash Equivalents                    $ 175    $  53,849   $  54,024
  Accounts Receivable                              -        3,416       3,416
  Inventories                                      -      140,827     140,827
                                               -----    ---------   ---------
    Total Current Assets                         175      198,092     198,267

Property, Plant and Equipment, Net                 -      111,316     111,316

Patents, Net                                       -       18,508      18,508

Other Assets                                       -        5,580       5,580
                                               -----    ---------   ---------
      Total Assets                             $ 175    $ 333,496   $ 333,671
                                               -----    ---------   ---------
          LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Notes Payable                                $ 375    $   2,654   $   3,029
  Accounts Payable - Trade                         -       24,062      24,062
  Customer Deposits                                -      138,799     138,799
                                               -----    ---------   ---------
    Total Current Liabilities                    375      165,515     165,890

LONG-TERM DEBT                                     -        4,986       4,986
                                               -----    ---------   ---------
  Total Liabilities                              375      170,501     170,876

  Total Stockholders' Equity (Deficit)          (200)     162,995     162,795
                                               -----    ---------   ---------
  Total Liabilities and Stockholders' Equity   $ 175    $ 333,496   $ 333,671
                                               -----    ---------   ---------

On March 5, 1997, Music Tones, Ltd. (Music Tones) completed the Simplex Medical acquisition of 100% of the outstanding common stock of Simplex Medical Systems, Inc. ("Simplex") in exchange for 3,453,000 shares of the Company's Common Stock (46.04% of the shares not outstanding). In connection with the closing of this transaction, several current shareholders of Music Tones submitted for cancellation a total of 31,953,000 shares of common stock. As a result, after the acquisition of Simplex, there are a total of 7,500,000 shares outstanding.

No monetary proforma adjustments are recorded. The net effect of the transaction adjusts only the shares outstanding.

As a result of this transaction, the Simplex shareholders will have control of the Company, accordingly, the transaction is to be accounted for as a reverse acquisition and recapitalization whereby Simplex is deemed the acquirer. The shares previously owned by Music Tones shareholders (4,047,000 shares) are considered a recapitalization on March 5, 1997 and issued by the Company in exchange for the net account balances on the books of Music Tones. Subsequent to the transactions, the Company changed its name to Simplex Medical Systems, Inc.

                 PRO FORMA FINANCIAL INFORMATION
                        MUSIC TONES, LTD.
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
               For the Year Ended December 31, 1996
                           (Unaudited)

                                            Music
                                          Tones, Ltd.  Simplex    Pro Forma
                                          ----------  ---------  ----------
SALES                                     $       -   $  25,840  $   25,840
                                          ---------   ---------  ----------
OPERATING COSTS AND EXPENSES
  Cost of Sales                                   -      25,269      25,269
  General and Administrative                 15,125     403,049     418,174
  Depreciation and Amortization                   -      26,229      26,229
                                          ---------   ---------  ----------
    Total Operating Costs and Expenses       15,125     454,547     469,672

OPERATING EARNINGS
  Interest Expense, Net                           -      (5,933)     (5,933)
                                          ---------   ---------  ----------
NET LOSS                                $ (15,125)  $(434,640)  $(449,765)
                                          ---------   ---------  ----------
Average Shares Outstanding Including
  Common Stock Equivalents                4,047,000   2,866,651   6,913,651
                                          ---------   ---------  ----------
Net Loss Per Share                        $    0.00   $   (0.15)  $   (0.07)
                                          ---------   ---------  ----------

Represents weighted shares of Simplex assuming all of the Music Tones shares issued to Simplex shareholders were issued in the same pro rata amounts on the dates Simplex had their issuances. The weighted shares include the Music Tones shares deemed to be issued in connection with the reverse acquisition and recapitalization (4,047,000 shares).

                        MUSIC TONES, LTD.
        NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                        December 31, 1996
                           (Unaudited)

The preceding unaudited pro forma condensed statement of operations for the year ended December 31, 1996 gives effect to such transaction described in the Notes to the Pro Forma Balance Sheet as if it had occurred on January 1, 1995 and combines the operations of the Company and Simplex for the year ended December 31, 1996. The balance sheet at December 31, 1996 gives effect to the March 7, 1997 pro forma transaction as if it occurred on December 31, 1996.

The pro forma condensed financial statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    MUSIC TONES LTD.


Dated: June 20, 1997                By/s/ Nicholas G. Levandoski
                                      Nicholas G. Levandoski, PhD
                                      Director